FAMCO MLP & Energy Income Fund
Class A (INFRX)
Class C (INFFX)
Class A (INFIX)
A series of the Investment Managers Series Trust

Supplement dated December 23, 2013
To the Prospectus and Statement of Additional Information dated April 1, 2013, and
Summary Prospectus dated April 1, 2013

Notice to Existing and Prospective Shareholders of FAMCO MLP & Energy Income Fund:

Effective December 31, 2013, the Fund will be changing its fund name from “FAMCO MLP & Energy Income Fund” to “Advisory Research MLP & Energy Income Fund.”  The Fund’s investment objective, principal investment strategies and principal risks will remain the same.

Please file this Supplement with your records.